SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                 FORM 8-K



                       Commission File No.: 0-9503

                               Current Report


                               June 30, 1998
          (Date of Report - Date of Earliest Event Reported)



                      DIGITAL PRODUCTS CORPORATION

        Florida                                              59-1141879
(State or other jurisdiction of                            (IRS Employer
Incorporation or organization)                             Identification No)

                         3001 SW 10th Street
                    Pompano Beach, Florida 33069
              (Address of Principal Executive Offices)


                          (800) 670-7790
                 (Registrant's Telephone Number)




         (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of May was filed with the Bankruptcy Court on July 6, 1998.

                     UNITED STATES BANKRUPTCY COURT
                      SOUTHERN DISTRICT OF FLORIDA
                            MIAMI DIVISION


IN RE:					CASE NUMBER

					97-21987BKC-RBR

					JUDGE RAYMOND B. RAY

                DEBTOR.                 CHAPTER 11


              DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                             FOR THE PERIOD

                     FROM   5/1/98    TO    5/31/98



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



						Robert Furr
						Attorney for Debtor


        Debtor's Address                        Attorney's Address
	And Phone Number:			and Phone Number:

	3001 SW 10th Street			1499 W Palmetto Road

        Pompano Beach, FL 33069                 Boca Raton, FL 33486

        (800) 670-7790                          (561) 395-0500

                      Monthly Financial Report for Business

For the Period Beginning:     5/1/98          and Ending:     5/31/98

Name of Debtor: Digital Products Corporation    Case Number 97-21987 BKC RBR
Date of Petition:		4/3/97

                                                        Current                 Cumulative
                                                         Month               Petition to Date
        1. Cash at Beginning of Period                $    5,093.92          $    60,846.09
	2. Receipts:
             A. Cash Sales                                   -                       -
                Less: Cash Refunds                           -                       -
                Net Cash Sales                               -                       -
              B. Collections on Post Petition A/R     $  243,004.64            2,850,503.90
              C. Collections on Pre Petition A/R                                 432,498.78
              D. Other Receipts                          212,100.00              321,176.29
        3. TOTAL RECEIPTS                                455,104.64            3,604,178.97
	4. TOTAL CASH AVAILABLE FOR
             OPERATIONS (Line 1 + Line 3)                460,198.56            3,665,025.06

	5. DISBURSEMENTS
             A. U.S. Trustee Quarterly Fees                   -                   11,250.00
             B. Net Payroll                              115,005.29              896,121.99
             C. Payroll Taxes Paid                        48,066.51              407,456.52
             D. Sales and Use Taxes                          -                       -
             E. Other Taxes                                  -                    10,190.85
             F. Rent                                       8,602.72               89,871.28
             G. Other Leases                                                      80,301.93
             H. Telephone                                 22,352.75              302,912.17
             I. Utilities                                    -                       -
             J. Travel & Entertainment                     5,478.06              192,125.80
             K. Vehicle Expenses                             -                       -
             L. Office Supplies                            8,844.34               35,574.80
             M. Advertising                                  -                    13,850.57
             N. Insurance (Attachment 7)                   2,717.00              132,456.63
             O. Purchases of Fixed Assets                  2,882.56               70,581.54
             P. Purchases of Inventory                    11,011.50              400,802.85
             Q. Manufacturing supplies                       -                       -
             R. Repairs and Maintenance                      -                     1,559.21
             S. Payments to Secured Creditors             86,500.00               86,500.00
             T. Other Operating Expenses                 102,362.24              887,093.33
		(Attach List)
        6. TOTAL CASH DISBURSEMENTS                      413,822.97            3,618,649.47
	7. ENDING CASH BALANCE
                (LINE 4 - LINE 6)                      $  46,375.59          $    46,375.59

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 30th day of June, 1998. ____________________

                    Monthly Financial Report for Business

Period Beginning:        5/1/98    and Ending:     5/31/98

Name of Debtor:	Digital Products Corporation	Case Number: 97-21987-BKC-RBR
Date of Petition:		4/3/97

		OTHER RECEIPTS
                                                                  Current          Cumulative
                                                                   Month             to Date
        IL Unemployment Refund                                      -                  701.08
        Employees                       Shipping                    -                   22.25
        AT&T Refund                                                 -                  172.98
        Various                         Misc Income                 -                1,197.38
        Genesee County                  Payment in Error            -                1,622.00
        COD                             Supplies/Other              -                2,357.37
        EMS                             Cash Advance                -               24,900.00
        APT                             Refund deposit              -               10,000.00
        Various                         Tax refunds                 -                  257.51
        State of Utah                   Receipt in error            -                4,750.20
                                        Void Checks                 -                  245.52
        NASDAQ                          Refund                      -                4,000.00
        Judy Sundberg                   Advance                     -                8,850.00
        Synergy Media                   Draw on Trust Funds         -               20,000.00
        IMS, Inc.                       Reimburse Expenses          -               30,000.00
                                        Void checks                                    245.52
        IMS, Inc.                       Advance                  179,100.00        179,100.00
        DPAC                            Advance                   33,000.00         33,000.00
                                                                $212,100.00       $321,421.81

                      Monthly Financial Report for Business

Period Beginning:      5/1/98    and Ending:     5/31/98

Name of Debtor:	Digital Products Corporation	Case Number: 97-21987-BKC-RBR
Date of Petition:		4/3/97


		OTHER OPERATING EXPENSES
							           Current	       Cumulative
							            Month	          to Date
Tax Acct        Bank Charge             Service Charges               43.02                339.43
Barnett Bank    Bank Charge             Wire Transfer Fees                                 237.00
Operating Acct  Bank Charge             Service Charges              139.76              1,024.04
Payroll Acct    Bank Charges            Service Charges               24.04                395.43
                Kinko's                 Copies for Tracking            -                   654.67
                Postage                 Next Day Mailing               -                    56.75
                Subcontractors          Installers                     -                29,933.63
                Corporate License Fees                                 -                   330.00
                Computer Programmer                                    -                43,475.48
                Subcontractors          Labor                     11,402.55            255,388.18
                Freight                                            4,469.40             97,709.96
		Transfer Agent/Other			               -	        38,875.25
		Patent Renewals				               - 	        13,289.00
                Refund (ck Rec in Error)                               -                 6,362.20
                Advance Payment Repayment                              -                24,900.00
                Various                 Medical Claims                 -                 2,451.88
                Subcontractors          Computer Supplies              -                   498.18
		S. Kapila		Interim CFO	               -	        10,469.05
                L. Martin               Commission                     -                 1,000.00
		T. Snellings		Consult/Comm	               -	        24,708.30
                Various                 Network Support                -                10,534.33
                Various                 Move Expense                   -                 7,006.60
		SGSG      		Advance		               -	        18,786.09
		Competatech/Others	Training		                	          3,056.91
                Employees               Mileage                        -                   168.44
                Employees               125s Reimbursement             -                 2,588.00
		Corporate Systems	CCSN Deposit	               -	        61,612.96
                Mike Luther             Expense Reimb/Adv          6,500.00             33,556.61
                Peggy Conway            Expense Advance                -                 2,000.00
                USCF                    Fees                           -                   500.00
                Various                 Deposits                       -                40,500.00
                EMS                     Commission                     -                 2,843.25
                Bank of Kaukauna        Utah lease                     -                15,044.63
                Transfer to IMS         Expense Reimburse              -                25,000.00
                American Stock Transfer Legal                          -                 1,600.00
                Holland & Knight        Legal                          -                   285.00
		Judy Sundberg		Advance		          2,000.00	        10,850.00
                Deltec                  Repairs                                          1,663.40
                Electronic Filings      SEC Filing                  360.00                 531.00
                America Online          Internet                     26.95                  53.90
                Constant Services       Repairs                                            116.50
                Argentina Consultants   Consulting                                      13,600.00
                Equipment Rentals       Rentals                   2,191.04               2,191.04


                   Monthly Financial Report for Business

Period Beginning:        5/1/98     and Ending:     5/31/98

Name of Debtor:	Digital Products Corporation	Case Number: 97-21987-BKC-RBR
Date of Petition:		4/3/97


		OTHER OPERATING EXPENSES
T. Snelling             Advance Repay               2,253.48             2,253.48
DPAC                    Advance Repay              33,000.00            33,000.00
Disclosure Mailings     Mailings                   36,447.00            36,447.00
Thomas Deer             Petty Cash                    500.00               500.00
Chuck Nora              Expense Advance             1,000.00             1,000.00
Victor Flores           Expense Advance             1,000.00             1,000.00
Ken Virgillito          Expense Advance             1,005.00             1,005.00
                                        Total   $ 102,362.24         $ 887,093.33



                                 ATTACHMENT 1

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: Digital Products Corporation    Case Number: 97-21987 BKC RBR

Reporting Period Beginning:	5/1/98	and Ending:	5/31/98


ACCOUNTS RECEIVABLE AT PETITION DATE:		$534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

           Beginning of Month Balance              $      586,414.55
           Plus: Current Month New Billings               218,316.05
           Less: Collections during the Month             243,004.64
           End of Month Balance                    $      561,725.96


Aging:  (Show the total amount for each age group of accounts
		Incurred since filing the petition)

0-30 days	31-60 days	61-90 days	Over 90		Total
						Days
$ 207,550.47     87,491.04      86,194.29       105,482.36     $ 531,718.16

                              ATTACHMENT 2

         MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Digital Products Corporation    Case # 97-21987 BKC-RBR

Reporting Period Beginning	5/1/98	and Ending	5/31/98

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.

Date		Days
Incurred        Outstanding     Vendor                  Description             Amount
24-Apr-97                       Millward & Co.          Audit                       150.00 dispute
1-Feb-98        120             Access 2000             Computer System           7,358.00
1-Feb-98        120             Doug Hogmire            Computer                  1,383.55
2-Feb-98	87		AT&T			Phones			  3,053.88
22-Apr-98       39              St. of Hawaii           Taxes                       286.16
22-Apr-98       39              St. of Hawaii           Taxes                    2 ,451.32
13-Apr-98       48              Fed Ex                  Shipping                    138.80
13-Apr-98       48              Fed Ex                  Shipping                     15.00
20-Apr-98       41              Fed Ex                  Shipping                    247.14
25-Apr-98       36              UPS                     Shipping                    979.25
30-Apr-98       31              Acme Typewriter         Office Sup.                  79.04
30-Apr-98	31		Royal Mercantile Trust				  2,583.56 dispute
22-Apr-98       39              Modern Time Systems     Repair                       93.17
03-Apr-98       58              Cort Furniture          Rent                        134.96
01-May-98       30              Telnet Data             Supplies                  1,800.00
23-Apr-98        7              O'Donnell Ficenec       Tax Prep.                 8,500.00
15-Apr-98       15              Worldtech Computers     Office Sup.                 242.24
10-Apr-98       20              Gevalia Kaffee          Office Sup.                  31.85
20-Apr-98       41              DAS Consulting          Repair                      530.00
17-Apr-98       44              Comguard                Repair                   11,625.00
14-Apr-98	47 		Monroe County Probation	Equip		 	  2,560.00
01-Apr-98	60		TCG			Telephone	 	  7,008.44
01-May-98       31              Telnet Data Group       Supplies                  1,800.00
30-Apr-98       31              Reliable Office Supplies  Supplies                  153.04
16-May-98       15              Telogy                  Supplies                    131.44
                                Stock Electronics       Supplies                  3,404.92
30-Apr-98       31              Peggy Conway            Employee Expenses           633.33
01-May-98       30              Peggy Conway            Employee Expenses           133.80
01-May-98       30              Peggy Conway            Employee Expenses           137.56
05-May-98       25              Peggy Conway            Employee Expenses            31.69
06-May-98       24              Richard Angulo          Employee Expenses            50.00
08-May-98       22              Richard Angulo          Employee Expenses           174.99
11-May-98       19              Richard Angulo          Employee Expenses           232.78
10-May-98       20              Richard Angulo          Employee Expenses           395.24
13-May-98       17              Don Rokusek             Employee Expenses           169.08
18-May-98       12              Richard Angulo          Employee Expenses           914.76
20-May-98       11              Jeff Serbin             Employee Expenses           248.31
01-May-98       31              Reliance Standard Life  Insurance                    40.13
15-May-98	16		MEBA			Insurance		  4,152.68
15-May-98	16		AFCO			Insurance		  1,268.95
11-Mar-98       81              Cort Furniture          Rent                         10.00


                                ATTACHMENT 2

            MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Products Corporation    Case # 97-21987 BKC-RBR

Reporting Period Beginning	5/1/98	and Ending	5/31/98


04-Apr-98	57		Cort Furniture		Rent			        10.00
05-May-98       26              XiNETix                 Rent                         6,000.47
06-May-98	25		Cort Furniture		Rent			        10.00
06-May-98	25		Cort Furniture		Rent			        10.00
20-May-98       11              Key Leasing             Rent                         1,500.00
29-May-98       2               XiNETix                 Rent                         6,088.50
31-May-98			US Post Office		Rent			        58.00
02-May-98       30              Cort Furniture          Rent                           134.96
04-May-98       27              FP&L                                                    59.91
01-May-98       30              UPS                     Shipping                     1,146.57
08-May-98       22              UPS                     Shipping                     1,982.14
15-May-98       16              UPS                     Shipping                     2,783.58
22-May-98       09              UPS                     Shipping                     2,112.78
29-May-98       02              UPS                     Shipping                     1,657.62
13-Mar-98	79		FEDEX			Shipping		        80.25
16-Mar-98       76              FEDEX                   Shipping                       185.79
27-Apr-98       34              FEDEX                   Shipping                       227.61
04-May-98       27              FEDEX                   Shipping                       472.11
11-May-98       20              FEDEX                   Shipping                       292.15
19-May-98       12              FEDEX                   Shipping                       136.50
30-Apr-98       31              State of California     Tax                            553.00
12-Jan-98       139             IKON                                                   345.62
01-May-98       30              AT&T Telephone Conf     Telephone                      519.12
04-May-98       27              Deltec                                               1,128.30
30-Apr-98	32		Nextel						        92.88
20-May-98       41              Network Solutions       Misc                           100.00
01-May-98       31              TCG                     Telephone                    4,722.48
23-May-98       08              LCI Int'l               Telephone                       20.59
25-May-98       06              US West                 Telephone                      443.33
01-May-98       31              PageNet                 Telephone                      820.39
23-Jan-98       128             David Bower             Contract Labor                 200.00
02-May-98       30              Steve Makk              Contract Labor               7,060.00
04-May-98	28		Sandra Umana		Contract Labor		        40.00
08-May-98       24              Am. Design              Contract Labor                 540.00
14-May-98       16              Liberty Court           Contract Labor                 268.88
15-May-98       16              Am. Design              Contract Labor                 486.00
01-May-98       31              Acct Resources          Contract Labor                 853.73
17-May-98       14              Comguard                Contract Labor               1,625.00
18-May-98       13              Steve Makk              Contract Labor               3,407.50
22-May-98       09              Am. Design              Contract Labor                 486.00
28-May-98       3               DAS Consulting          Contract Labor                 265.00
20-Feb-98       69              Dean Witter             Professional Fees               67.45
01-Apr-98       61              Am. Stock Transfer      Professional Fees            1,600.00
30-Apr-98       31              US Trustee              Professional Fees            3,750.00
01-May-98       31              Am. Stock Transfer      Professional Fees            1,600.00
15-May-98       16              Statewide Invest.       Professional Fees               12.00
18-May-98       13              Holland & Knight        Professional Fees            4,625.00
18-May-98       13              Frogs                   Professional Fees              223.65


                                ATTACHMENT 2

           MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Products Corporation    Case # 97-21987 BKC-RBR

Reporting Period Beginning	5/1/98	and Ending	5/31/98

<CAPTON>
21-May-98       10              Electronic Filings      Professional Fees                     171.00
11-May-98       20              Holland & Knight        Professional Fees                   2,905.00
09-May-98	22		CSC			Professional Fees		      172.50
19-May-98       12              Renata Batteries        Office Supplies                     3,010.40
01-May-98       31              KBS                     Rent                                1,000.00
15-May-98       16              Albani Luporte          Contract Wages                        741.55
15-May-98       16              Frank Garner            Contract Wages                        435.00
29-May-98       2               Seitland Insurance      Insurance                           9,555.00

                                                                                        $ 144,129.37

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

  Opening Balance (total from prior report)                $ 44,478.13
  Plus: New Indebtedness Incurred This Month                101,522.01
        Less:  Amount Paid on Prior Accounts Payable          1,870.77
  End of Month Balance                                      144,129.37

Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only

						Number		Total										of Post		Amount of
Secured         Date                            Petition        Post Petition
Creditor/	Payment		Payment		Payments	Payments
Lessor		Due		Amount		Delinquent	Delinquent
None

                                ATTACHMENT 3

Name of Debtor: Digital Products Corporation        Case # 97-21987 BKC-RBR

Report Period Beginning		5/1/98	and Ending	5/31/98

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:		$148,780.63

INVENTORY RECONCILIATION:

      Inventory Balance at Beginning of Month          $ 138,040.63
      Inventory Purchased during Month                    11,011.50
      Inventory Used or Sold                                 -
      Inventory on Hand at End of Month                $ 149,052.13

METHOD OF COSTING INVENTORY:    Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.





FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:		$716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month            $ 419,069.00
        Less:   Depreciation Expense                        34,963.00
	Plus:	New Purchases
	Less:	Disposed Under Lease Rejection
        Ending Monthly Balance                            $384,106.00

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

                                 ATTACHMENT 4

                        MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation		Case #	97 21987 BKC-RBR

Report Period Beginning:      5/1/98  Ending:      5/31/98

BANK:	Comerica Bank & Trust		BRANCH:	Boca Raton
ACCT NAME:	Digital Products Corporation
ACCT NUMBER:	1811006533
PURPOSE OF ACCOUNT:	Operating Account

	Beginning Balance		$   3,380.87
        Total of Deposits Made            455,104.64
        Total Amount of Checks/Wires      270,870.02
        Service Charges                       139.76
        Transfers to Other Accounts       144,199.09
        Closing Balance                 $  43,276.64


Number of First Check Written This Period		2076
Number of Last Check Written This Period		2140
Total Number of Checks Written This Period                65
Total Number of Wire Transfers                             4
 Voided Checks This Period                                 5
					Total



BANK:	Comerica Bank & Trust		BRANCH:	Boca Raton
ACCT NAME:	Digital Products Corporation
ACCT NUMBER:	1811006541
PURPOSE OF ACCOUNT:	Payroll Account

	Beginning Balance		$     592.19
        Total of Deposits Made             96,132.58       Transfers in
        Total Amount of Checks Written     41,654.60
        Service Charges Payroll Depot         437.75
        Service Charges                        24.04
        Transfers to Other Accounts        52,587.27
        Closing Balance                 $   2,021.11


Number of First Check Written This Period		829
Number of Last Check Written This Period		913

Total Number of Checks Written This Period               84
Plus Manual Checks                                        3
                 Total                                   87

Plus	Direct Deposits				82    Items
                                      Total    169    Items

                                ATTACHMENT 4

                          MONTHLY BANK RECONCILIATION

DEBTOR:	Digital Products Corporation		Case #	97 21987 BKC-RBR

Report Period Beginning:    5/1/98  Ending:    5/31/98

BANK:	Comerica Bank & Trust		BRANCH:	Boca Raton
ACCT NAME:	Digital Products Corporation
ACCT NUMBER:	1811006558
PURPOSE OF ACCOUNT:	Tax Account

	Beginning Balance		$    1,120.86
	Total of Deposits Made		    48,066.51   Transfers in
        Total Amount of Checks Written      48,066.51   Transfers out
        Service Charges                         43.02
	Transfers to Other Accounts
	Closing Balance			$    1,077.84

                                ATTACHMENT 5

                               CHECK REGISTER

DEBTOR: Digital Products Corporation		Case # 97-21987 BKC-RBR
Report Period Beginning:     5/1/98    And Ending:     5/31/98

NAME OF BANK:	Comerica Bank & Trust
ACCOUNT NAME:	Digital Products Corporation
ACCOUNT #:		1811006533
PURPOSE OF ACCOUNT:	Operating Account

Date      Check #    Payee                 Purpose                         Amount
          2076       Void
5/01/98   2077       Seitland Insurance    General Liability Insurance     2,717.00
5/04/98   2078       Industrial Assembly   Straps                          4,760.00
5/04/98   2079       Judy Sundberg         Expenses                        1,382.49
5/05/98   2080       Renatta Batteries     Supplies                        3,010.40
5/05/98   2081       Sandra Umana          Contract Labor                     40.00
5/05/98   2082       Charles Nora          Expenses                          574.55
5/05/98   2083       Travis Snellings      Expenses                          821.30
5/05/98   2084       Corey McKenzie        Office Supplies                    21.30
5/05/98   2085       Liberty Court Travel  Travel                          6,200.00
5/06/98   2086       Office Max            Office Supplies                    20.52
5/07/98   Wire       Victor Flores         Salary                         20,000.00
5/07/98   2087       American Design       Contract Labor                    486.00
5/07/98   2088       Doug Hogmire          Expenses                        2,335.03
5/07/98   2089       Travis Snellings      Expenses                          936.45
5/07/98   2090       Richard Angulo        Travel Reimb                      216.94
5/07/98   2091       Apple Rubber Products Expenses                            3.44
5/07/98   2092       Electronic Filings    SEC Filings                       360.00
5/07/98   2093       Holland & Knight      Canadian Patent                   165.00
5/07/98   2094       North Valley Computer Repair                            262.70
5/07/98   2095       United Parcel Service Freight                         1,374.12
5/07/98   2096       Abe Miranda           Wages                              69.52
5/07/98   2097       Statewide Investigation  Background Checks               63.60
5/07/98   2098       LCI International     Long Distance                   2,006.70
5/07/98   2099       Charles P Nora        Travel Advance                  1,000.00
5/07/98   2100       Victor Flores         Travel Advance                  1,000.00
5/07/98   2101       Thomas A Deer         Petty Cash                        500.00
          2102       Void
5/07/98   2103       Federal Express       Freight                         1,218.52
5/08/98   2104       Self Storage          Storage Unit                    1,162.00
5/08/98   2105       LCI International     Long Distance                  15,994.33
5/08/98   2106       Ken Virgillito        Travel Advance                    705.00
5/08/98   2107       Access 2000           Computers                       1,000.00
5/11/98   2108       Office Depot          Office Supplies                   565.32
5/11/98   2109       United Parcel Service  Freight                        1,280.72
5/11/98   2110       XiNetix               Rent                            6,311.72
5/11/98   2111       US West               Telephones                        101.61
5/11/98   2112       Federal Express       Freight                           596.04
5/11/98   2113       Telogy                Equipment Rental                  394.32
5/11/98   2114       AT&T Teleconference   Teleconference                    519.12
5/14/98   2115       Subway                Office Expense                     18.21
5/14/98   2116       Bank of Kaukauna      Creditor Settlement            50,000.00
5/14/98   2117       Bank of Kaunkauna     Creditor Settlement            36,500.00
5/14/98   2118       Brenda McNair         Wages                              78.96


                                 ATTACHMENT 5
                                CHECK REGISTER

DEBTOR: Digital Products Corporation		Case # 97-21987 BKC-RBR
Report Period Beginning:      5/1/98      And Ending:     5/31/98

NAME OF BANK:	Comerica Bank & Trust
ACCOUNT NAME:	Digital Products Corporation
ACCOUNT #:		1811006533
PURPOSE OF ACCOUNT:	Operating Account


Date      Check #    Payee                 Purpose                         Amount

5/14/98    2119      Craig Thompson        Wages                               189.09
5/14/98    2120      Industrial Assembly   Inventory (straps)                4,760.00
5/14/98    2121      Steve Makk            Contract Wages                    9,700.00
5/18/98    2122      Mike Luther           Advance                           3,500.00
5/18/98    2123      US West               Telephones                          452.12
5/18/98    Wire      Repay DPAC Loan       Loan Payment                     33,000.00
5/19/98    2124      American Stock Transfer  Bankruptcy Mailing Labels      1,000.00
5/19/98    2125      Trammel Crow          Rent                              1,129.00   2126      Void
           2129      Void
5/19/98    2128      Apple Rubber Products Office Supplies                     317.92
5/20/98    WIRE      Repay TAS Loan        Loan Payment                        250.00
5/20/98    2129      Judy Sundberg         Travel Advance                    2,000.00
5/20/98    2130      Travis Snellings      Expenses                            735.42
5/20/98    2131      Evaco                 Bankruptcy Mailing               35,447.00
5/21/98    2132      Liberty Court Travel  Travel Support                      276.43
5/20/98    2133      Computer USA          Zag Drives                        1,763.84
5/21/98    2134      Nextel                Telephones                        1,890.00
5/22/98    Wire      Repay TAS Loan        Loan Payment                      2,253.48
5/26/98    2135      Mike Luther           Advance                           3,000.00
5/26/98    2136      Ken Virgillito        Travel Advance                      300.00
5/27/98    2137      Liberty Court Travel  Airfare                             493.55
5/27/98    2138      Access 2000           Computer Supplies                   270.00
           2139
5/29/98    2140      Foam Factory          Shipping Supplies                 1,509.00
           2141      Void

                     Total                                               $ 271,009.78



                                 ATTACHMENT 5
                                CHECK REGISTER

DEBTOR: Digital Product Corporation               Case #: 97-21987 BKC-RBR

Report Period Beginning:        5/1/98       and Ending:     5/31/98

NAME OF BANK:		Comerica Bank & Trust
ACCOUNT NAME:		Digital Products
ACCOUNT #:			1811005541
PURPOSE OF ACCOUNT:	Payroll Account

Date     Check #                 Payee           Purpose         Amount
5/1/98   829-844+16 direct dep   Employees       Payroll          $ 17,059.41
5/7/98   845-863+15 direct dep   Employees       Payroll            19,083.76
5/15/98  864-881+15 direct dep   Employees       Payroll            18,609.10
5/21/98  882-897+18 direct dep   Employees       Payroll            19,532.97
5/26/98  898-913+18 direct dep   Employees       Payroll            20,191.96

         Sub Total Payroll                                          94,477.20

March    Payroll Depot Serv. Chg.                                      269.48

                                                  Grand Total     $ 94,746.68



                                 ATTACHMENT 5
                                CHECK REGISTER


DEBTOR:	Digital Products Corporation		Case #	97-21987 BKC - RBR

Report Period Beginning:           5/1/98          and Ending:     5/31/98

NAME OF BANK:		Comerica Bank & Trust
ACCOUNT NAME:		Digital Products Corporation
ACCOUNT #:			1811006558
PURPOSE OF ACCOUNT:	Tax Account


Date     Check #                 Payee                   Purpose         Amount
5/1/98   transfer                Payroll Depot           payroll taxes   $  21,415.55
5/8/98   transfer                Payroll Depot           payroll taxes       9,141.88
5/15/98  transfer                Payroll Depot           payroll taxes       8,718.68
5/26/98  transfer                Payroll Depot           payroll taxes       8,790.90

                                                                          $ 48,066.51


                                ATTACHMENT 6a

                               Monthly Tax Report

DEBTOR:	Digital Products Corporation		Case #	97-21987 BKC - RBR
Reporting Period Beginning:	5/1/98	and Ending:	5/31/98

                     TAXES PAID and ACCRUED DURING MONTH

Date    Bank            Description               Amount
5/1/98  Comerica Bank   FED WH                  $10,595.43
			FICA			  6,747.60
			MEDICARE		  1,685.54
                        FUTA                         88.60
                        IN WH                       125.54
                        MN WH                        43.16
			NE WH			  1,254.82
                        MD WH                       225.86
                        MI WH                        61.60
			IN SUTA	                     25.84
                        FL SUTA                     423.56
                        MD SUTA                      83.16
                        MI SUTA                      29.08
                        MN SUTA                      25.86

                                                $21,415.55

5/8/98  Comerica Bank   FED WH                   $4,433.67
			FICA			  2,961.54
                        MEDICARE                    791.10
                        FUTA                         50.29
                        IN WH                        62.77
                        MD WH                       112.93
                        MI WH                        30.80
                        MN WH                        21.58
                        NE WH                       350.43
                        FL SUTA                     252.21
                        MD SUTA                      37.15
                        MI SUTA                      14.54
                        MN SUTA                      12.93
			IN SUTA	                     12.92

                                                 $9,141.38

                               ATTACHMENT 6a

                            Monthly Tax Report

DEBTOR:	Digital Products Corporation		Case #	97-21987 BKC - RBR
Reporting Period Beginning:	5/1/98	and Ending:	5/31/98

                  TAXES PAID and ACCRUED DURING MONTH

Date    Bank            Description               Amount
5/15/98 Comerica Bank   FED WH                   $4,177.53
			FICA			  2,884.24
                        MEDICARE                    728.07
                        FUTA                         51.74
                        IN WH                        62.77
                        MD WH                       112.93
                        MI WH                        30.80
                        MN WH                        21.58
                        NE WH                       265.85
                        FL SUTA                     320.17
                        MD SUTA                      37.15
                        MI SUTA                      12.12
                        MN SUTA                        .81
                        IN SUTA                      12.92
                                                 $8,718.68

5/22/98 Comerica Bank   FED WH                   $4,080.01
			FICA			  3,031.24
                        MEDICARE                    762.47
                        FUTA                         50.19
                        IN WH                        62.77
                        MD WH                       112.93
                        MI WH                        30.80
                        MN WH                        21.58
                        NE WH                       266.13
                        FL SUTA                     334.32
                        MD SUTA                       9.73
                        MN SUTA                      12.93
                        NE SUTA                       2.88
                        IN SUTA                      12.92
                                                 $8,790.90


                                ATTACHMENT 6a

                             Monthly Tax Report

DEBTOR:	Digital Products Corporation		Case #	97-21987 BKC - RBR
Reporting Period Beginning:	5/1/98	and Ending:	5/31/98

                   TAXES PAID and ACCRUED DURING MONTH


Date    Bank            Description                Amount
5/29/98 Comerica Bank   FED WH                    $4,340.59
                        FICA                       3,119.50
			MEDICARE		     783.10
                        FUTA                          37.75
                        IN WH                         62.77
			MD WH			     112.93
                        MI WH                         30.80
                        MN WH                         21.58
			NE WH			     271.60
                        FL SUTA                      241.40
                        MN SUTA                        3.82
                        NE SUTA                        8.72
                        IN SUTA                       12.92
                                                  $9,047.46


                                ATTACHMENT 6b

DEBTOR:	Digital Products Corporation		Case #	97-21987 BKC - RBR
Report Period Beginning:      5/1/98  and Ending:     5/31/98

                              TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 1/31/98. Period: 4th Quarter returns

Name of Taxing	Date Payment		Description		Amount
Authority	Due
FUTA            07/31/98                Fed unemployment tax         707.29
FL SUTA         07/31/98                FL unemployment            1,813.13
IN SUTA         07/31/98                IN unemployment              167.96
MD SUTA         07/31/98                MD unemployment              411.34
MI SUTA         07/31/98                MI unemployment              383.30
MN SUTA         07/31/98                MN unemployment              162.79
NE SUTA         07/31/98                NE unemployment              128.00
WA SUTA         07/31/98                WA unemployment               64.62
FED WH          07/15/98                FED WH                     4,340.59
FICA            07/15/98                FICA                       3,119.50
MEDICARE        07/15/98                MEDICARE                     783.10
IN WH           07/15/98                IN WH                         62.77
MD WH           07/15/98                MD WH                        112.93
MI WH           07/15/98                MI WH                         30.80
MN WH           07/15/98                MN WH                         21.58
NE WH           07/15/98                NE WH                        271.60


                                 ATTACHMENT 7
                SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:  Digital Products Corporation      Case #  97-21987 BKC - RBR

Report Period Beginning:      5/1/98  and Ending      5/31/98

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:                Title           Amount Paid             Travel Adv.
Richard Angulo			Pres/COO	$  8,934.60		$       -
Michael Luther                  CEO/Chairman       9,230.80                     -
Bryan Brown			CFO/Secy	    1,538.46                                  -



                              PERSONNEL REPORT

                                                   Full Time       Part Time
Number of employees at beginning of period            28             -
Number hired during the period                         -             1
Number converted to full time                          -             -
Number terminated during the period                    -             -
Number of employees on payroll at the end of period   28             1


                          CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.

Carrier           Agent & Phone #         Policy #       Coverage        Expiration   Date
                                                         Type            Date          Premium
                                                                                       Due
Zenith            Alexander & Alex        12924          WC              4/1/99         4/1/99
                  305-279-7870
Zenith            Dade Underwriters       40076          WC              3/1/99         3/1/99
                  954-462-1304
Reliance Stand.   Mahoney & Asso.         LTD097814      LTD             7/1/98         6/15/98
Life Insurance    954-763-7971
Gotham Ins.       Seitlin Ins.            MM014842LP296  Comp. Gen'l     6/1/98         6/1/98
                  305-591-0090                           Liability
Nat'l Union Fire  Seitlin Ins.            BE9327676      Umbrella        6/1/98         6/1/98
Ins. Co. of Pitt. 305-591-0090                           Liability
Pacific Ins. Co.  Seitlin Ins.            ZG0008872      Property        5/1/99          paid
                  305-591-0090
Fidelity & Dep.   Seitlin Ins.            CCP0033867     Crime           5/1/99          paid
                  305-591-0090
Mutual of         Midwest Emp. Ben.       266 MBPT       Health & Dental 10/1/98         paid
Omaha
